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                                                                    EXHIBIT 23.6

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-4 of our report dated February 11, 1994, on our audits of the consolidated financial statements of Medisys, Inc. and Subsidiaries as of December 31, 1993 and for each of the years in the two-year period then ended. We also consent to the reference to our Firm under the caption "Experts".

                                          /s/  COOPERS & LYBRAND L.L.P.
                                          --------------------------------------
                                               COOPERS & LYBRAND L.L.P.

Minneapolis, Minnesota
May 11, 1995